COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
11.	commitments and contingencies

Lease Arrangements — The Company leases its main office facility and laboratory space in San Francisco, CA under a one-year lease agreement with QB3 Incubator Partners, LP. The lease agreement was entered into in October 2013 and provides for rental payments of $6,700 per month.

Rent expense for the years ended December 31, 2013 and 2012 was $29,511 and $33,596, respectively.

Contingencies — From time to time, the Company may become involved in litigation. On January 6, 2012, the Company was served a summons regarding the filing of a lawsuit (Complaint for Breach of Contract, Specific Performance and Common Counts) against the Company by a former consultant to the Company, Peter Freeman v. Amarantus Biosciences, Inc. In August 2012, the Company reached a settlement with Mr. Freeman whereby he received payment of $44,000 in monthly installments of $5,000, and the settlement amounts were fully paid in the year ended December 31, 2012.

Amarantus is continuing to review the Company’s legal options with respect to the material misrepresentations made by the officers of Power3 Medical and the Company’s rights in the IP.

The Company is in non-payment of certain convertible notes that were due prior to December 31, 2013, and is also late with regard to making payments to various trade account vendors for goods and services received. Presently the Company is not aware of any accounts that have been turned over to collection agencies or that might result in a lawsuit with the Company.

The Company incurred various obligations related to the original acquisition of its intellectual property around the time the Company was founded. These transactions are described more fully in Note 16, including a reference to contingent obligations reflected in the financial statements.